                                                                   Exhibit 10.42

                     ASSIGNMENT AND ASSUMPTION OF LEASE AND
                 ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND
             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Assignment") is made and effective as of the Effective Date defined in Section 1 below, by and among DOE FAMILY II LLC, a Massachusetts limited liability company having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignor"), 99 WEST, INC., a Massachusetts corporation having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignee"), DOUBLE 9 PROPERTY IV LLC, a Delaware limited liability company, having an address c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Lessor"), 99 REMAINDER IV LLC, a Delaware limited liability company having an address at c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Remainderman") and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation having offices at 17207 North Perimeter Drive, Scottsdale, Arizona 85255 ("Lender").

                              W I T N E S S E T H :

      WHEREAS, pursuant to that certain Master Lease dated December 4, 2001 between Lessor, as lessor, and Assignor, as lessee, as amended by First Amendment to Master Lease dated February 1, 2002 (the "Lease"), Assignor leased those certain premises identified on Exhibit A hereto (the "Premises") from Lessor for a term commencing on December 4, 2001 and expiring on January 31, 2022, with options for Assignor to renew the Lease for five (5) additional successive periods of five (5) years each under the terms of the Lease; and

      WHEREAS, Assignor has entered into a certain Acknowledgment of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement made to be effective December 4, 2001 by and among Assignor, Lessor, Remainderman and Lender relating to the Lease (the "Acknowledgment"); and

      WHEREAS, Assignor desires to assign to Assignee (i) all of Assignor's right, title and interest under the Lease and the Acknowledgement and (ii) all of Assignor's obligations and liabilities under the Lease and Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

      WHEREAS, Assignee desires to (i) accept such assignment; (ii) assume and agree to pay, perform and discharge all obligations, liabilities and indebtedness of the lessee under the Lease and/or Acknowledgment (the "Lessee") arising and/or accruing prior to, on, and after the Effective Date; and (iii) perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under the Lease and/or

                                                                        (Pool 4)

Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

      WHEREAS, the parties agree that all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

      NOW, THEREFORE, for good consideration, the receipt and sufficiency of which is hereby acknowledged, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Assignor, Assignee, Lessor, Remainderman and Lender hereby agree as follows, notwithstanding anything to the contrary contained in the Lease or the Acknowledgement:

      1. EFFECTIVE DATE. The Effective Date of this Assignment shall be the Consent Date as set forth in that certain Consent Agreement dated January 27, 2003 by and among Lender, Lessor, Double 9 Property I LLC, Double 9 Property II LLC, Double 9 Property III LLC, Remainderman, 99 Remainder I LLC, 99 Remainder II LLC, 99 Remainder III LLC, Assignor, Assignee, 99 Boston, Inc. and O'Charley's Inc.

      2. ASSIGNMENT. As of the Effective Date, Assignor hereby assigns, sells, delegates, transfers and sets over to and for the exclusive benefit of Assignee all of the right, title and interest of Assignor in and to the Acknowledgement, the Lease, the Premises and all leasehold improvements that are currently located in the Premises (the "Leasehold Improvements"), TO HAVE AND TO HOLD the Acknowledgment, the Lease, the Premises, the Leasehold Improvements and all of such right, title and interest of Assignor thereunder unto Assignee, to and for Assignee's use during the term of the Lease.

      3. ASSUMPTION. As of the Effective Date, Assignee hereby (i) accepts the foregoing assignment; (ii) assumes and agrees to pay, perform and discharge and otherwise be and remain responsible for all obligations, liabilities and indebtedness of the Lessee required, directly or indirectly under the terms of the Lease and/or Acknowledgment, to be paid, performed or discharged by or on the part of the Lessee, whether such obligations, liabilities and indebtedness arise and/or accrue prior to, on or after the Effective Date; and (iii) agrees to perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under or by virtue of the Lease and/or the Acknowledgement, whether arising and/or accruing prior to, on or after the Effective Date.

      4. RELEASE.

            (a) As of the Effective Date, Assignor is hereby released from its duties and obligations under the Lease and/or the Acknowledgement which accrue or arise on or after the Effective Date, except to the extent such duties and obligations arise or occur subsequent to the Effective Date under Sections 16 and 19 of the Lease, as a result of actions or omissions first occurring prior to the Effective Date, and, provided, however, Assignor shall remain liable for all such duties and obligations which accrued or arose prior to the Effective Date.

            (b) As of the Effective Date, Assignor hereby releases and discharges Lessor and its employees, officers, directors (both past and present), shareholders, partners, agents, affiliates, heirs, successors, assigns and personal representatives from all claims and demands whatsoever, whether known or unknown, which Assignor may have or hereafter have or claim to have against Lessor in connection with the Lease by reason of any act arising or occurring on or after the Effective Date. Assignor hereby agrees and covenants not to sue Lessor for any act or matter arising and occurring on or after the Effective Date in connection with the Lease.

      5. ADJUSTMENTS. Any applicable prorated costs, including but not limited to rent, utilities, real estate taxes, and common area expenses, shall be adjusted as between Assignor and Assignee on the Effective Date.

      6. NO AMENDMENT OF LEASE OR ACKNOWLEDGMENT. Except as expressly set forth herein, nothing contained in this Assignment shall be construed to modify or amend the Lease or the Acknowledgment in any manner or to be deemed a waiver of any terms or conditions of the Lease or the Acknowledgement, including, without limitation, Lessor's right to approve any subsequent assignment or subletting of the Lease or the Premises. Notwithstanding the provisions of this Section 6, Lessor, Lender and Remainderman consent to this Assignment to Assignee to be effective on the Effective Date.

      7. NOTICE. Any notice required to permitted under this Assignment or the Lease or the Acknowledgement shall be deemed sufficiently given or served if sent by United States first class mail, addressed as follows:

      If to Assignor:

            Charles F. Doe, Jr., Manager
            Doe Family II LLC
            160 Olympia Avenue
            Woburn, MA 01801

      With a simultaneous copy to:

            Joseph R. Tarby III, Esquire
            Murtha Cullina LLP
            600 Unicorn Park Drive
            Woburn, MA 01801

      If to Assignee:

            99 West, Inc.
            160 Olympia Avenue
            Woburn, MA 01801
            Attention:  Gregory L. Burns

      With a simultaneous copy to:

            J. Page Davidson, Esquire
            Bass, Berry & Sims PLC
            315 Deadrick Street, Suite 2700
            Nashville, TN 37238

      If to Lessor:        including copies to the appropriate parties as
                           provided in the Lease.

      If to Lender:        including copies to the appropriate parties as
                           provided in the Acknowledgment.

      If to Remainderman:  including copies to the appropriate parties as provided in the Acknowledgment.

      8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the States in which the Premises are located without giving effect to their choice of law rules.

      9. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, Assignor, Assignee and Landlord have caused this instrument to be executed on the day and year first above written.

WITNESS:                                      ASSIGNOR:

                                              DOE FAMILY II LLC, a Massachusetts
                                              limited liability company


      /s/ Dana G. Doe                         By:   /s/ Charles F. Doe, Jr.
------------------------------------             -------------------------------
Name:                                            Name:  Charles F. Doe, Jr.
                                                 Title: A Manager

      /s/ William A. Doe III
------------------------------------
Name:

                                              ASSIGNEE:

                                              99 WEST, INC.,
                                              a Massachusetts corporation

      /s/ Dana G. Doe                         By:   /s/ Charles F. Doe, Jr.
------------------------------------             -------------------------------
Name:                                            Name:  Charles F. Doe, Jr.
                                                 Title: President

      /s/ William A. Doe III
------------------------------------
Name:


                                              LESSOR:

                                              DOUBLE 9 PROPERTY IV LLC, a
                                              Delaware limited liability company

                                              By:   Double 9 Equity IV LLC, a
                                                    Delaware limited liability
                                                    company, its Managing Member


      /s/ Oksana Kobylecky                    By:   /s/ Laurie A. Hawkes
------------------------------------             -------------------------------
Name:  Oksana Kobylecky                          Name:  Laurie A. Hawkes
                                                 Title: Vice President

      /s/ Antonia M. Little
------------------------------------
Name:  Antonia M. Little

                                              LENDER:

                                              GE CAPITAL FRANCHISE FINANCE
                                              CORPORATION, a Delaware
                                              corporation

      /s/ Brea Q. Kniss                       By:   /s/ John M. Pons
------------------------------------             -------------------------------
Name:  Brea Q. Kniss                             Name:  John M. Pons
                                                 Title: Associate General
                                                        Counsel

      /s/ Kevin T. Lytle
------------------------------------
Name:  Kevin T. Lytle

                                              REMAINDERMAN:

                                              99 REMAINDER IV LLC, a Delaware
                                              limited liability company

                                              By:   99 Remeq IV LLC, a Delaware
                                                    limited liability company,
                                                    its Member Manager

      /s/ Oksana Kobylecky                    By:   /s/ David M. Ledy
------------------------------------             -------------------------------
Name:  Oksana Kobylecky                          Name:  David M. Ledy
                                                 Title: Vice President

      /s/ Antonia M. Little
------------------------------------
Name:  Antonia M. Little

COMMONWEALTH OF MASSACHUSETTS                 )
                                              ) SS.             January 23, 2003
COUNTY OF SUFFOLK                             )

      Personally appeared the above-named Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that limited liability company, before me.

                                                 /s/ Wendy E. Capaccio
                                              ----------------------------------
(Notarial Seal)                               Notary Public   Wendy E. Capaccio
                                              My commission expires:  11/4/5



COMMONWEALTH OF MASSACHUSETTS                 )
                                              ) SS.             January 23, 2003
COUNTY OF SUFFOLK                             )

      Personally appeared the above-named Charles F. Doe, Jr., the President of 99 West, Inc., a Massachusetts corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that corporation, before me.

                                                 /s/ Wendy E. Capaccio
                                              ----------------------------------
(Notarial Seal)                               Notary Public   Wendy E. Capaccio
                                              My commission expires:  11/4/5

STATE OF NEW YORK                             )
                                              ) SS.
COUNTY OF NEW YORK                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by Laurie A. Hawkes, the Vice President of Double 9 Equity IV LLC, a Delaware limited liability company, member manager of Double 9 Property IV LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                 /s/ David Rodriguez
                                              ----------------------------------
(Notarial Seal)                               Notary Public
My commission expires:


------------------------------------



STATE OF NEW YORK                             )
                                              ) SS.
COUNTY OF NEW YORK                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by David M. Ledy, the Vice President of 99 Remeq IV LLC, a Delaware limited liability company, member manager of 99 Remainder IV LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                 /s/ David Rodriguez
                                              ----------------------------------
(Notarial Seal)                               Notary Public
My commission expires:


------------------------------------

STATE OF ARIZONA                              )
                                              ) SS.
COUNTY OF MARICOPA                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by John M. Pons, the Associate General Counsel of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of said corporation.

                                                 /s/ Lois D. Keel
                                              ----------------------------------
(Notarial Seal)                               Notary Public
My commission expires:

          March 12, 2003
------------------------------------

                                    EXHIBIT A

                    LOCATION OF PROPERTIES LEASED PURSUANT TO
                       MASTER LEASE DATED DECEMBER 4, 2001
                                 BY AND BETWEEN
                 DOUBLE 9 PROPERTY IV LLC AND DOE FAMILY II LLC
                                  AS AMENDED BY
             FIRST AMENDMENT TO MASTER LEASE DATED FEBRUARY 1, 2002

Property ID     Unit No.     City, State
-----------     --------     -----------
8001-3332       3002         Andover, MA (described in Exhibit A-l)
8001-3339       3020         Woburn, MA (described in Exhibit A-2)
8001-3341       3032         Easton, MA (described in Exhibit A-3)
8001-3342       3033         Lowell, MA (described in Exhibit A-4)
8001-3344       2039         Seekonk, MA (described in Exhibit A-5)
8001-3345       2041         Waltham, MA (described in Exhibit A-6)
8001-3346       2042         North Attleboro, MA (described in Exhibit A-7)
8001-3347       2043         Milford, MA (described in Exhibit A-8)
8001-3358       3031         Manchester, NH (described in Exhibit A-9)

                                                                        (Pool 4)

                                  EXHIBIT A-1

                                LEGAL DESCRIPTION

      A parcel of land located in Andover, Essex County, Massachusetts, bounded and described as follows:

      Commencing at a point in the southerly line of Lowell Street at a drill hole in the wall at a point four hundred forty-five feet westerly from the northwesterly corner of land now or formerly of Roy F. Spaulding;

      Thence running Southerly by land now or formerly of Thomas Bredbury as the wall stands two hundred seventy feet to a pipe;

      Thence running Westerly by land now or formerly of said Bredbury one hundred sixty and 5/10 feet to a pipe;

      Thence turning and running Northerly by land now or formerly of said Bredbury two hundred seventy feet to a drill hole in the wall on the Southerly line of Lowell Street;

      Thence turning and running Easterly by said Lowell Street one hundred sixty one feet to the point of beginning.


FFCA No. 8001-3332
Store No. 3002
464 Lowell Street (Rt 133)
Andover, MA

                                   EXHIBIT A-2


PARCEL I

      A certain parcel of land with the building and all other improvements thereon commonly known as and numbered 194 Cambridge Street, Woburn, Middlesex County, Massachusetts, and shown as Lot 3 on a plan entitled "Plan of Land in Woburn, Mass. (Middlesex County) for Blue Fin Realty Trust, Scale: 1"-40', September 4, 1976," by Joseph W. Moore Co., recorded with Middlesex South District Registry of Deeds in Book 13115, Page 305, and being more particularly bounded and described as follows:

      SOUTHWESTERLY:       By Cambridge Street, Two Hundred Six and 82/100
                           (206.82) feet;

      NORTHWESTERLY:       By Lot 2 and Lot 1 shown on said plan, One Hundred
                           Ninety-Eight and 07/100 (198.07) feet;

      NORTHEASTERLY:       By Lot 1 on said plan, Two Hundred Ten and 39/100
                           (210.39) feet; and

      SOUTHEASTERLY:       By two lots of land now or formerly of McCue,
                           according to said plan, Two Hundred Thirteen and 40/100 (213.40) feet.

      Said Lot 3 contains 42,854 square feet of land (0.984 acres), more or less, according to said plan.

PARCEL II

      A certain parcel of land situate in Woburn, Middlesex County, Commonwealth of Massachusetts, shown as Parcel A on a plan entitled "Subdivision Plan of Land in Woburn, Mass." By Corey & Donahue, Inc., dated April 19, 1991, recorded in Book 21410, Page 259. Said Parcel A containing 20,000 square feet of land according to said plan.


FFCA No. 8001-3339
Store No. 3020
194 Cambridge Road
Woburn, MA

                                   EXHIBIT A-3

                                LEGAL DESCRIPTION

The land in Easton in the Country of Bristol and Commonwealth of Massachusetts, being the lot containing 3.70 acres, more or less, shown on a "Plan of Land in Easton showing conveyances to Charles D. Arnold & Hattie Marks Arnold, dated February 12, 1947, by Hayward & Hayward, Surveyors," which plan is recorded with Bristol North District Deeds in Plan Book 39, Page 104, bounded and described as follows:

NORTHERLY:      by Belmont Street by a curved line, 208 feet;
EASTERLY:       by a lot marked 0.92 acres and land now or formerly of Oscar C.
                Hogvall & Arhtur F. Lindstrom d/b/a Brockton Sand & gravel Co., as shown on said plan, 789 feet, more or less;
SOUTHERLY:      by land now or formerly of Morse and Grant, 300 feet; and
WESTERLY:       by land now or formerly of Beatty and Davenport, 725.37 feet.


FFCA No. 8001-3341
Store No. 3032
99 Belmont Street
Easton, MA

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

The land, with the buildings and other improvements thereon, situated in Lowell, Middlesex County, Massachusetts, on the southeasterly side of Chelmsford Street, described as follows:

Northwesterly              by Chelmsford Street;

Northeasterly              by land now or formerly of Ernest G. Dickson, Jr.,
                           and by land now or formerly of Joseph P. Raymond;

Southeasterly              by Electronics Avenue; and

Southwesterly              by Industrial Avenue.

      Said land is shown on a plan of land entitled: "'As Built' Site Plan of Land in Lowell, Mass. For 850 Chelmsford Street Corporation Scale: 1" = 30' July 7, 1991 Robert M. Gill & Associates, Inc., Civil Engineers & Land Surveyors", which plan is recorded with the Middlesex North District Registry of Deeds in Plan Book 176, Plan 80.


FFCA No. 8001-3342
Store No. 3033
850 Chelmsford Street
Lowell, MA

                                   EXHIBIT A-5

                               LEGAL DESCRIPTION

A certain parcel of land, together with the buildings and other improvements thereon, situated on the Westerly side of Fall River Avenue (Route 114A) in Seekonk, Bristol County, Massachusetts, being shown as Parcel 1 on a plan entitled "Plan of Land in Seekonk, Mass., Surveyed for Seekonk Foods Inc.,
Scale: 1" = 40', Dec. 13, 1968, Tibbetts Engineering Corp., New Bedford, Mass.", recorded with the Bristol North District Registry of Deeds in Plan Book 116, Plan 37 (the "Plan"). Said Parcel 1 is more particularly bounded and described, according to the Plan, as follows:

Beginning at the Southeasterly corner thereof, at a concrete bound on the Westerly side of said Fall River Avenue and at other land of Seekonk Foods Inc., thence running

S 73(degree) 26' 34" W     by said other land of Sekonk Foods Inc., 238.35 feet
                           to a point at land shown as Parcel 2; thence turning and running

N 16(degree) 33' 26" W     by said Parcel 2, 310.00 feet to a concrete bound;
                           thence turning and running

N 73(degree) 26' 34" E     still by said Parcel 2, 175.03 feet to a nail; thence
                           turning and running

S 16(degree) 33' 26" E     still by said Parcel 2, 12.42 feet to a point; thence
                           turning and running

N 73(degree) 26' 34" E     still by said Parcel 2, 10.00 feet to a point; thence
                           turning and running

S 16(degree) 33' 26" E     still by said Parcel 2, 19.95 feet to a nail; thence
                           turning and running

N 72(degree) 57' 34" E     still by said Parcel 2, 50.15 feet to a railroad
                           spike; thence turning and running

S 17(degree) 02' 26" E     still by said Parcel 2, 16.20 feet to a nail; thence
                           turning and running

N 73(degree) 27' 34" E     still by said Parcel 2, 5.95 feet to a nail; thence
                           turning and running

S 16(degree) 58' 56" E     still by said Parcel 2, 13.82 feet to a drill hole;
                           thence turning and running

N 73(degree) 31' 34" E     still by said Parcel 2, 21.75 feet to a concrete
                           bound on the Westerly side of said Fall River
                           Avenue; thence turning and running

S 16(degree) 33' 26" E     by the Westerly side of said Fall River Avenue, 26.84
                           feet to a concrete bound; thence turning and running

FFCA No. 8001-3344
Store No. 2039
821 Fall River Avenue
Seekonk, MA

SOUTHEASTERLY              still by the Westerly side of said Fall River Avenue,
                           on a curve to the right having a radius of 1,000.00 feet, a distance of 223.00 feet to a concrete bound at the point of beginning.


FFCA No. 8001-3344
Store No. 2039
821 Fall River Avenue
Seekonk, MA

                                  EXHIBIT A-6

                                LEGAL DESCRIPTION

The following described parcels of land with the buildings thereon:

PARCEL A: The land in said Waltham shown on plan entitled "Plan of Land in Waltham, Mass., dated May 1050, Arthur M. King, C.E." recorded with Middlesex South District Deeds in Book 7586, page 356, bounded:

NORTHERLY         by Charles Street, one hundred forty-four and 58/100 (144.58)
                  feet;

EASTERLY by land now or formerly of West End Chevrolet, Inc. as shown on said plan, two hundred fifty and 05/100 (250.05) feet;

SOUTHERLY         by land of Margaret M. Biggins and Imelda D. by land of Joseph
                  P. DeSisto and Christine M., by land of Elizabeth M.
                  Schneider, by land of Jeramiah Driscoll and by land of Anna
                  E. Hart, two hundred sixty and 38/100 (260.38) feet;

WESTERLY by South Street, two hundred fifty-six and 70/100 (256.70) feet; and

NORTHWESTERLY     by a curved line with a radius of twenty (20) feet, forming the junction of South and Charles Streets, twenty-three and 64/100 (23.64) feet.

PARCEL B: The land in said Waltham, with the buildings thereof and being shown on a plan entitled "Plan of Land Owned by Howard Clock Products, Inc." dated Dec. 1957, made by Arthur M. King, C.E., recorded with Middlesex South District Deeds in Book 9071, Page 537, bounded and described according to said plan as follows:

NORTHERLY         by Charles Street, forty (40) feet;

EASTERLY by land of Howard Clock Products, Inc., two hundred fifty and 6/100 (250.06) feet;

SOUTHERLY         by land of Biggins and land of Hooban, forty (40) feet; and

WESTERLY by land now or formerly of West End Chevrolet, Inc., two hundred fifty and 5/100 (250.05) feet.


FFCA No. 8001-3345
Store No. 2041
110 South Street
Waltham, MA

PARCEL C:         The land in Waltham, Massachusetts, bounded and described as follows:

                  Beginning at the southeasterly corner of the granted premises at a point in the northerly line of Bedford Street at land of Driscoll, distant 113.88 feet easterly from its intersection with the easterly line of South Street; thence running

SOUTH 81(degree) 57' 15" West along said northerly line of Bedford Street twenty-three and 99/100 (23.99) feet to a point of curvature thence in a general Westerly direction by a curve to the right with a radius of two hundred forty and 00/100 (240.00) feet, sixty-two and 58/100 (62.58) feet to a tangent point; thence

NORTH 83(degree) 06' 25" West eleven and 69/100 (11.69) feet to a point of curvature; thence in a general northwesterly direction by a curve to the right with a radius of ten and 00/100 (10.00) feet sixteen and 98/100 (16.98) feet to a tangent point in the easterly line of South Street, the last three described courses being along land of the City of Waltham reserved for a future widening of Bedford Street; thence

NORTH 14(degree) 12' 00" East along said Easterly line of South Street, eighty-one and 49/100 (81.49) feet to a corner at land of the Keystone Watch Case Company thence

NORTH 81(degree) 57' 15" East along said land of the Keystone Watch Case Company, seventy-two and 98/100 (72.98) feet to a corner at land of Driscoll; thence

SOUTH 8(degree) 02' 45" East along said land of Driscoll one hundred and 00/100 (100.00) feet to the point of beginning.


FFCA No. 8001-3345
Store No. 2041
110 South Street
Waltham, MA

                                   EXHIBIT A-7

                                LEGAL DESCRIPTION

Beginning at the intersection of the northerly line of Cumberland Avenue and the easterly line of Washington Street, which point is the southwesterly corner of the parcel herein conveyed; thence running northerly along said easterly line of Washington Street, 662.00 feet to land formerly of Gardner to a corner; thence turning an interior angle of 47 degrees 40 minutes and running southeasterly, bounded northerly by said Gardner land, 515 feet more or less to land now or formerly of John Goidz a corner; thence turning an interior angle of 107 degrees 46 minutes and running southwesterly bounded easterly by said Goidz land 237 feet to land now or formerly of Valliancourt to a corner; thence turning an interior angle of 81 degrees 39 minutes and running northwesterly bounded southerly by said Vaillancourt land, 100 feet to a corner; thence turning an exterior angle of 90 degrees and running southwesterly 240 feet to the northerly line of Cumberland Avenue, a corner; thence turning and running northwesterly along said easterly line of Cumberland Avenue, 78 feet to the easterly line of Washington Street, the first point and place of beginning.


FFCA No. 8001-3346
Store No. 2012
1510 S. Washington Street
North Attleboro, MA

                                   EXHIBIT A-8

                                LEGAL DESCRIPTION

      The land, with the buildings and improvements thereon, situated on the northerly side of East Main Street (Route 16), in Milford, Worcester County, Massachusetts, and being shown as Lot 17H on a plan of land entitled: "Plan of Land in Milford, Mass. Property of: Madlyn A. Fafard & Richard E. Terrill, Trustees of Quarry Square Realty Trust" ("Fafard"), Scale: 20 feet to an inch,
Date: August 3, 1994, which plan is recorded with the Worcester District Registry of Deeds in Plan Book 685, Plan 18, and to which plan reference is made for a more particular description.

      Said Lot 17H is conveyed with the benefit of:

            An exclusive right and easement for use of the northern two-thirds of that area, shown on the Plan as "Access, Utility and Parking Easement Area = 17,797 +/- s.f." north of the northern bound of Lot 17H, as twenty-six parking spaces, more or less, and at the western end, site for a dumpster, which improvements are shown on the Guerriere and Halnon, Inc. Site and Resource Area Plan (the "Site Plan") dated June 29, 1994, and a non-exclusive access and utility easement over the southern third of said Area.

            An exclusive right to use those parking spaces shown on Site Plan aforesaid which lie in the area shown on the Plan as that portion of the 17,797 s.f. Access, Utility & Parking Easement Area east of the 143.75' easterly lot line of Lot 17H, and a non-exclusive right to use the Easement Area east of the 143.75' easterly lot line of Lot 17H for utility purposes. Fafard retains exclusive right to erect and maintain signage on this area.

            Non-exclusive easements for pedestrian and vehicular access and for above and below ground installation, maintenance and repair of drainage and utility systems, over those areas of the Plan shown as "Access and Utility Easement Area = 10,419 +/- s.f." and "Access and Utility Easement Area = 7550 +/- s.f."

            A non-exclusive easement to discharge water into that area shown on the Plan as "Drainage Easement, 400 +/- s.f." This easement may be relocated by Fafard with prior notice to, but without consent of, Charles
      F. Doe, Jr., Dana G. Doe and William A. Doe, Trustees of Doe Family Trust II under Declaration of Trust dated September 16, 1992, provided that written approval of said relocation of easement has first been obtained from the Milford Conservation Commission.


FFC No. 8001-3347
Store No. 2043
Milford, MA

                                   EXHIBIT A-9

PARCEL I

A certain tract or parcel of land located in Manchester, Hillsborough County, New Hampshire, bounded and described as follows:

Commencing at a point on the easterly side of Auto Center Road, so-called, which point is the northwest corner of New Lot 2 as shown on the Plan hereinafter referred to; thence running along the easterly side of Auto Center Road North 0 degrees 36' 15" East a distance of 23.84 feet to a stone bound; thence running along the easterly side of Auto Center Road North 02 degrees 2' 11" East a distance of 165.44 feet to a stone bound; thence continuing along Auto Center Road along a curve to the right having a radius of 193.00 feet and a length of
48.75 feet to a stone bound; thence North 83 degrees 30' 00" a distance of
176.45 feet to a stone bound; thence South 09 degrees 13' 20" East a distance of 200 feet along land now or formerly of 1685 South Willow Street Corp. to a stone bound; thence South 80 degrees 46' 40" West a distance of 49.95 feet to a stone bound; thence South 73 degrees 16' 09" West a distance of 179.64 feet to the point of beginning.

Meaning and intending to convey Lot 4 as shown on "Resubdivision Plan of Lot 2, O & C Realty, Auto Center Road, Manchester, New Hampshire", dated June 1988, revised July 5, 1988 and recorded with the Hillsborough County Registry of Deeds as Plan No. 22487.

PARCEL II

A certain tract or parcel of land in Manchester, Hillsborough County, New Hampshire with the buildings and improvements thereon, bounded and described as follows:

Commencing at a point of the westerly side of South Willow Street, also known as New Hampshire Route 28, said point being located fifty (50) feet southerly from the southeasterly corner of land formerly of Gerino Coco, said fifty-(50)-foot strip having been reserved for a proposed street; thence running Southerly along South Willow Street for a distance of two hundred (200) feet to a stake; thence westerly at right angles for a distance of three hundred fifty (350) feet, more or loess, to an iron pin found; thence northerly at right angles two hundred
(200) feet by land now or formerly of Q.C. Rentals, Inc. to a stake; thence easterly at right angles three hundred fifty (350) feet, more or less, by property now or formerly of Goren and Philo and passing through an iron pin found and running to the said South Willow Street at the point of beginning.

For informational purposes only, the premises are presently identified on the City of Manchester Assessor's Map 874 as Lots 11A and 6.


FFC No. 8001-3358
Manchester, NH